Axos Financial, Inc. Investor Presentation NYSE: AXNovember 5, 2024

2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward- looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2024, Form 10-Q for the quarter ended September 30, 2024 and its last earnings press release, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

3 › Diverse mix of assets, deposits, and fee income reduces risk and provides multiple growth opportunities in varying environments › Asset-based lending at low loan-to-values has resulted in low historical credit losses › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › New business initiatives generate incremental growth › Direct-to-consumer and securities clearing and custody businesses provide differentiated sources of growth › Technology synergies among divisions reduce overall client acquisition and servicing costs Investment Thesis Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth Consumer Banking Commercial Banking Securities

Axos is a Top Performer Versus Bank Peer Group

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	Axos Bank	Peer Group[1]	Percentile
ROAA	1.73%	0.56%	93%
Return on Equity	17.45%	5.57%	94%
NIE/Avg Assets	1.97%	2.40%	27%
Net Interest Income	4.46%	2.51%	95%
Efficiency Ratio	42.90%	76.88%	6%

The 94% on ROE means that the Bank outperformed 94% of all banks. The 6% efficiency ratio ranking means that only 6% of banks have lower expenses in comparison to their revenues.

Source: Uniform Bank Performance Report (UBPR) as of June 30, 2024; data retrieved August 02, 2024.
Note 1: Peer group is all savings banks with assets greater than $1 billion for quarter ended June 30, 2024.

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5 Return on Equity = 19.12% Return on Assets = 1.92% Consolidated Fiscal First Quarter 2025 Highlights Compared with Fiscal First Quarter 2024 13% 14% 36% 40% Asset Growth Deposit Growth Net Income Diluted EPS $ Millions $ Millions $ Millions $ Diluted EPS Q1 2025

6 Diluted EPS and Book Value Per Share Have Been Consistently Strong 25.3% CAGR 18.2% CAGR Diluted EPS (FY) Book Value Per Share (FY) $ Per Share $ Per Share

7 Expanding Net Interest Margin Through a Variety of Interest Rate Cycles1 Note 1: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial products. The partnership was terminated December 8, 2020. NIM excludes impact of HRB. 4.35%

DepositsLoans Interest Rate Sensitivity of Loans & Deposits As of September 30, 2024 TotalInterest Rate $ 4,265,2490% ~ 2% $ 1,566,6852% ~ 4% $ 13,340,6304% ~ 6% $ 19,172,564 Non-Time Deposits by Interest Rate (Dollars in Thousands) • $1,018 million of deposits tied to the Federal Funds rate • Deposit rate optionality enhanced by $450 million of off-balance sheet deposits from Axos Securities • Of the fixed and hybrid rate loan balances in our portfolio at September 30, 2024, 64% will reprice within 3 years and 91% will reprice within 5 years. 8

Loan Growth by Category

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$ Millions

Loans	Category	Sub-category	Q1 FY25	Q4 FY24	Inc (Dec)
Loans	Single Family Mortgage & Warehouse	Jumbo Mortgage	$ 3,807	$ 3,922	$ (115)
		SF Warehouse Lending	345	257	88
	Multifamily & Commercial Mortgage	Multifamily	2,363	2,541	(178)
		Small Balance Commercial	1,284	1,321	(37)
	Commercial Real Estate	CRE Specialty	5,378	5,189	189
		Lender Finance RE	878	900	(22)
	Commercial & Industrial Non-RE	Lender Finance Non-RE	2,331	2,328	3
		Asset-Based and Cash Flow Lending	1,968	1,797	171
		Capital Call Facilities	1,056	1,116	(60)
	Auto & Consumer	Auto	373	386	(13)
		Unsecured/OD	42	44	(2)
		Other	1	2	(1)
			$ 19,826	$ 19,803	$ 23

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10 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Example of Credit Tools › Board of Directors › Annual Strategic Plan › Corporate Governance › Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.     Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans

11 Annualized Charge-offs1 to Average Loans Outstanding Strong Credit Performance Exhibited through Low Charge-off Ratios Note 1: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial products. The partnership was terminated December 8, 2020.

12 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL (9.2) 11.5

13 Allowance for Credit Losses (ACL) by Loan Category as of September 30, 2024 $ Millions ACL %ACL $Loan Balance 0.4%17$ 4,152 1.8%663,647 1.5%956,256 1.4%775,355 2.2%9416 1.3%264$ 19,826 Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Auto & Consumer Loans

14 Commercial Real Estate Specialty1 Detail as of September 30, 2024 Non-Accrual Loans (mm)Weighted Avg. LTVBalance (mm)Loan Type $ 1140%$ 1,912Multifamily 1539978SFR —41968Hotel —51571Industrial 1533451Other —31301Office —46197Retail $ 4140%$ 5,378Total LTV Distribution Note 1: Includes Commercial Real Estate Specialty loan portfolio only.

15 Commercial Real Estate Specialty1 Detail as of September 30, 2024 77% of total Commercial Real Estate Specialty balance at September 30, 2024 is indirect note structures where Axos has first payment priority; these loans carry a weighted-average LTV of 38%. Note 1: Includes Commercial Real Estate Specialty loan portfolio only Weighted Avg. LTVBalance (mm)Loan Type 36%$ 2,150Construction 441,919Bridge 421,007Stabilized 35302Pre-development 40%$ 5,378Total

16 Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized Deposit balances as of September 30, 2024 Note 1: Excludes approximately $450 million of off-balance sheet deposits › Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › HOA and property management › Business management and entertainment › Title and escrow companies › 1031 exchange firms › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.2B Consumer Direct $11.8B Specialty Deposits $1.5B Distribution Partners $0.5B Axos Securities $0.8B1 Small Business Banking $0.4B Commercial & Treasury Management $3.8B Diversified Deposit Gathering Business Lines

17 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits June 30, 2013 Total Deposits = $2.1 billion September 30, 2024 Total Deposits = $20.0 billion Checking and other demand deposits Savings Time deposits Checking/Demand Growth (6/2013 - 9/2024) = 1394% Savings Growth (6/2013 - 9/2024) = 1973% Checking and other demand deposits Savings Time deposits

18 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

19 Non-Interest Income Growth and Diversification Year Ended June 30, 2019 Three Months Ended September 30, 2024 Securities Segment Fee Income2 (6/2019 – 9/2024) = 548% Total Non-Interest Income = $82.9 million Total Non-Interest Income = $114.4 million1 Note 1: Represents annualized quarterly September 30, 2024 data Note 2: Includes advisory fee income from AAS business, which was acquired August 2, 2021

20 › Leadership team with more than 100 years combined industry experience. › Proprietary front- and back-end technologies for advisors and broker- dealers. › Axos Advisor Services is the 6th largest RIA custodian in the U.S. › More than $30 billion in Clearing Services client assets under custody and/or administration. › Axos Financial, Inc. acquired E*TRADE Advisor Services in August 2021. Three Months Ended September 30, 2024 Three Months Ended June 30, 2019 Axos Clearing and Custody Highlights $ —Custody 5,442,487 Clearing Fees & Execution 2,198,140Cash Sorting 3,040,793Margin Lending 880,751Securities Lending (30,406)Net Interest Income $ 11,531,765Net Revenues $ 7,944,913Custody 5,207,425Clearing Fees & Execution 16,292,368Cash Sorting 4,042,814Margin Lending 1,709,856Securities Lending 1,666,801Net Interest Income $ 36,864,177Net Revenues

21 Axos Advisor Services (AAS) At A Glance Liberty Provides a Comprehensive Turnkey Platform Automatic Reconciliation Serving 206 RIAs1,3 ($1M+ AUC) ~$28B Assets Under Custody2 Small RIAs 3% of Total AUC3 Advisors with <$25M in AUC Traditional RIAs 39% of Total AUC3 Gathers and manages assets, works directly with investor TAMPs 58% of Total AUC3 Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor Data as of September 30, 2024 Note 1: 233 total advisors on Liberty platform; advisors with <$1M AUC comprise <$10M in total assets; there are 8 non-AAS RIAs not on Liberty at Axos Clearing Note 2: Includes $206M 401K AUC Note 3: Excludes $206M 401K AUC

22 Secular Industry Trends Provide Opportunities for Axos › RIAs need to reduce costs and streamline back-office ops › Automation frees up time/resources for client interactions › Axos to provide bundled securities clearing, custody and banking services › Target small & medium-sized RIAs and IBDs that large custodians do not serve well › Axos to provide succession-based and M&A financing to RIAs and IBDs › Nationwide footprint and industry focus are competitive advantages › Axos will offer direct-to-consumer and private label robo-advisory solutions to individuals and independent RIAs Fee Compression for Active and Passive Investment Managers Digitization of Wealth Management Aging Advisor Population is Driving Consolidation and Succession Planning Advisors are Leaving Wirehouses to Become Independent Advisors

23 Axos Clearing Long-Term Revenue and Expense Synergies Revenue Synergies Cost Synergies Axos Securities: › Margin Loans › Securities Lending › Fixed Income Trading › Order Flow › White-label Robo-Advisor Axos Consumer Banking: › White-label Banking › Auto Lending › Mortgage Lending › Unsecured Lending Axos Business Banking: › Small Business Banking › RIA Lending Axos Securities: › Self-Clearing › Regulatory/Compliance › Client Acquisition Costs › Customer Service › IT Infrastructure/Dev Axos Consumer Banking: › Deposit Servicing Costs › Client Acquisition Costs Axos Business Banking: › Client Acquisition Costs Axos Custody Axos Clearing Axos Invest

24 Customer Acquisition Sales Servicing Distribution › Digital Marketing › Affinity and Distribution Partners › Data mining/target feeding direct marketing › Cross-selling › Automated fulfillment › Inbound call center sales › Outbound call center sales › Minimal outside sales › Significant inside sales › Self-service › Digital journey › Direct banker (call center) › Balance sheet › Whole loan sales options › Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities Axos’ Business Model is Differentiated From Other Banks

25 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Customized product recommendations based upon analytical determination of need › Streamlined account opening reduces abandonment rates and increases pull-through on new products › Provide holistic, interactive and intuitive design experience › Integrate online experience with other channels › Enable clients to see their entire relationship with Axos › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Automation tools assist customer support and sale of banking products such as deposits, loans, and managed investment portfolios › Products optimized by channel, recipient and journey › Self-service saves time and cost (e.g., activate and deactivate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

Evolving Capabilities of the UDB Platform

axos

UDB offers a growing set of products, capabilities and integrations

UDB 1.0 → UDB 2.0 → White Label UDB

Products + Features

- Banking: Axos deposit products
- Borrowing: Axos loan products
- Investing: Managed Portfolios, Self Directed Trading
- Planning: Account Aggregation, PFM, Credit Monitoring

Segments

- Co-branded Wealth Management
- Small Business Banking

Enablers

- Personalized Offers + Content
- SSO to Enrollment Portals
- Universal Enrollment: Single, digital point of sale

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27 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information